      As filed with the Securities and Exchange Commission on February 14, 1997.
                                                      Registration No. 333-20179
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              EMERGENT GROUP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

              South Carolina                                57-0513287
-----------------------------------------               ------------------
       (State or other jurisdiction                           (I.R.S.
Employer of incorporation or organization)              Identification No.)

                        15 SOUTH MAIN STREET, SUITE 750
                        GREENVILLE, SOUTH CAROLINA 29601
          -----------------------------------------------------------
             (Address of principal executive offices -- Zip Code)

                              EMERGENT GROUP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the plan)


                     JOHN M. STERLING, JR., CHIEF EXECUTIVE
                          OFFICER EMERGENT GROUP, INC.
                        15 SOUTH MAIN STREET, SUITE 750
                        GREENVILLE, SOUTH CAROLINA 29601
          -----------------------------------------------------------
                    (Name and address of agent for service)


                                 (864) 235-8056
         -------------------------------------------------------------
         (Telephone Number, including area code, of agent for service)

                                   Copies to:

                         WILLIAM P. CRAWFORD, JR., ESQ.
                     WYCHE, BURGESS, FREEMAN & PARHAM, P.A.
                     GREENVILLE, SOUTH CAROLINA 29602-0728
                           (864) 242-8200 (TELEPHONE)
                           (864) 235-8900 (FACSIMILE)


                        CALCULATION OF REGISTRATION FEE*

============================================================================================================
                                                   Proposed Maximum   Proposed Maximum      Amount
Title of Each Class               Amount to        Offering Price     Aggregate             of Registration
of Securities to be Registered    be Registered    Per Unit (1)       Offering Price (1)    Fee (1)
-----------------------------------------------------------------------------------------------------------
Common Stock...................   200,000            $ 13.50          $2,700,000               $818.18
============================================================================================================

*Previously paid.
(1) Pursuant to Rule 457(h), the average of the high and low sales prices on January 17, 1997, on the Nasdaq National Market System, as reported in the Wall Street Journal, is used for purposes of calculating the registration fee.





                   The Exhibit Index Appears on Page 6 hereof

         This Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-8, Commission File No. 333-20179, filed on January 22, 1997 (the "Registration Statement"), is filed as of February 14, 1997.

         The Registration Statement is amended as follows:

Item 8.  Exhibits.

Exhibit
4.1      Amended and Restated Articles of Incorporation dated September 20,
         1978: Incorporated by reference to Exhibit 3.1 of the Company's
         Registration Statement on Form S-1, Commission File No. 2-62723 (the
         "1978 Registration Statement").

4.2      Articles of Amendment as filed with the Secretary of State of South
         Carolina on June 5, 1984: Incorporated by reference to Item 6(a) of the
         Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
         1984, Commission File No. 0-8909.

4.3      Articles of Amendment as filed with the Secretary of State of South
         Carolina on December 27, 1985: Incorporated by reference to Current
         Report on Form 8-K dated January 2, 1986, Commission File No. 0-8909.

4.4      Articles of Amendment as filed with the Secretary of State of South
         Carolina on August 23, 1991: Incorporated herein by reference to Quarterly Report on Form 10-Q for the quarter ended September 30, 1991,
         Commission File No. 0-8909.

4.5      Restated By-Laws: Incorporated by reference to Exhibit 3.2 of the 1978
         Registration Statement.

4.6      Amendment to Bylaws: Incorporated by reference to Quarterly Report on
         Form 10-Q for the quarter ended September 30, 1991, Commission File No.
         0-8909).

4.7      Articles of Amendment as filed with the Secretary of State of South
         Carolina on May 26, 1989: Incorporated by reference to Exhibit 4.8 of the Company's registration statement on Form S-8, Commission File
         No. 333-07923.

4.8      Articles of Amendment as filed with the Secretary of State of South
         Carolina on June 14, 1995: Incorporated by reference to Exhibit 4.9 of the Company's registration statement on Form S-8, Commission File
         No. 333-07923.

4.9      Articles of Amendment as filed with the Secretary of State of South
         Carolina on April 19, 1996: Incorporated by reference to Exhibit 3.1 in the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996,
         Commission File No. 0-8909.

4.10     Form of Warrant: Incorporated herein by reference to the Company's
         Report on Form 10-K for the year ended December 31, 1985, File No.
         0-8909.

5.1 Opinion of Wyche, Burgess, Freeman & Parham, P.A. regarding legality of shares of the Company+

23.1     Consent of Elliot, Davis & Company, L.L.P.+

23.2     Consent of Wyche, Burgess, Freeman & Parham, P.A. contained in
         Exhibit 5.1

24.1     Power of Attorney: contained on signature page.

99.1     Amended and Restated Employee Stock Purchase Plan*

+Previously filed with the Registration Statement.
*Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Amendment No. 1 to Form S-8 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenville, State of South Carolina, as of February 1, 1997.


                                        EMERGENT GROUP, INC.

                                  By:   /s/ John M. Sterling, Jr.
                                        -------------------------
                                        John M. Sterling, Jr.
                                        Chief Executive Officer



                                  By:   /s/ Kevin J. Mast
                                        -------------------------
                                        Kevin J. Mast
                                        Chief Financial Officer
                                        (principal financial and
                                        accounting officer)

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John M. Sterling, Jr., Keith B. Giddens, Kevin J. Mast and Robert S. Davis, and each of them, as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement, including this Amendment No. 1 to Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all which said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do, or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated:


 Signature                             Title                                             Date
 ---------                             -----                                             ----

 /s/  John M. Sterling, Jr.
 ---------------------------           Chairman of the Board of Directors; CEO           February 14, 1997
 John M. Sterling, Jr.                 (principal executive officer)

 /s/ Keith B. Giddens
 ---------------------------           Director; President; Chief Operating Officer      February 14, 1997
 Keith B. Giddens

 /s/ Robert S. Davis
 ---------------------------           Director; Vice President - Administration         February 14, 1997
 Robert S. Davis

 ---------------------------           Director                                          February 14, 1997
 Clarence B. Bauknight

 ---------------------------           Director                                          February 14, 1997
 Jacob H. Martin

 ---------------------------           Director                                          February 14, 1997
 Porter B. Rose

 /s/ Buck Mickel
 ---------------------------           Director                                          February 14, 1997
 Buck Mickel

 /s/ Tecumseh Hooper, Jr.
 ---------------------------           Director                                          February 14, 1997
 Tecumseh Hooper, Jr.


                                 EXHIBIT INDEX

Exhibit   Description
-------   ----------
4.1       Amended and Restated Articles of Incorporation dated September 20,
          1978: Incorporated by reference to Exhibit 3.1 of the Company's
          Registration Statement on Form S-1, Commission File No. 2-62723 (the
          "1978 Registration Statement").

4.2       Articles of Amendment as filed with the Secretary of State of South
          Carolina on June 5, 1984: Incorporated by reference to Item 6(a) of the Company's Quarterly Report on Form 10-Q for the quarter ended June
          30, 1984, Commission File No. 0-8909.

4.3       Articles of Amendment as filed with the Secretary of State of South
          Carolina on December 27, 1985: Incorporated by reference to Current
          Report on Form 8-K dated January 2, 1986, Commission File No. 0-8909.

4.4       Articles of Amendment as filed with the Secretary of State of South
          Carolina on August 23, 1991: Incorporated herein by reference to Quarterly Report on Form 10-Q for the quarter ended September 30,
          1991, Commission File No. 0-8909.

4.5       Restated By-Laws: Incorporated by reference to Exhibit 3.2 of the 1978
          Registration Statement.

4.6       Amendment to Bylaws: Incorporated by reference to Quarterly Report on
          Form 10-Q for the quarter ended September 30, 1991, Commission File
          No. 0-8909).

4.7       Articles of Amendment as filed with the Secretary of State of South
          Carolina on May 26, 1989: Incorporated by reference to Exhibit 4.8 of the Company's registration statement on Form S-8, Commission File No.
          333-07923.

4.8       Articles of Amendment as filed with the Secretary of State of South
          Carolina on June 14, 1995: Incorporated by reference to Exhibit 4.9 of the Company's registration statement on Form S-8, Commission File
          No. 333-07923.

4.9       Articles of Amendment as filed with the Secretary of State of South
          Carolina on April 19, 1996: Incorporated by reference to Exhibit 3.1 in the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, Commission File No. 0-8909.

4.10      Form of Warrant: Incorporated herein by reference to the Company's
          Report on Form 10-K for the year ended December 31, 1985, File No.
          0-8909.

5.1+ Opinion of Wyche, Burgess, Freeman & Parham, P.A. regarding legality of shares of the Company.

23.1+     Consent of Elliot, Davis & Company, L.L.P.

23.2      Consent of Wyche, Burgess, Freeman & Parham, P.A.: contained in
          Exhibit 5.1

24.1      Power of Attorney: contained on signature page.

99.1*     Amended and Restated Employee Stock Purchase Plan

+Previously filed
*Filed herewith.